SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 22, 2002




                                 S.W. LAM, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)


                                     0-22049
                                    ---------
                            (Commission file number)

          Nevada                                                 62-1563911
----------------------------                              ----------------------
(State or other jurisdiction                                (I.R.S. Employer
     of incorporation)                                    Identification Number)

             Unit 25-32, 2nd Floor, Block B, Focal Industrial Centre
                      21 Man Lok Street, Hunghom, Hong Kong
                      -------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (852) 2766 3688
                                -----------------
              (Registrant's telephone number, including area code)


                      -------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.                        Description
          -----------                        -----------
            99.1          Press release, dated March 22, 2001, of S.W. Lam, Inc.
            99.2 Press release, dated March 22, 2002, of Hang Fung Gold Technology Limited

Item 9. Regulation FD Disclosure

     On March 22, 2001, S.W. Lam, Inc. ("S.W.Lam") issued a press release disclosing its operating results for the three and nine month periods ended December 31, 2001. Included with that press release was a press release disclosing the operating results of Hang Fung Gold Technology Limited ("Hang Fung Gold") which was issued in Hong Kong and in the United States on March 22, 2002. Hang Fung Gold is an affiliate of S.W. Lam through which the principal operations of S.W. Lam are conducted. The referenced press releases are furnished herewith pursuant to Regulation FD.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           S.W. LAM, INC.


March 22, 2002                             By:     /s/ Lam Sai Wing
                                              ----------------------------------
                                           Lam Sai Wing
                                           President and Chief Executive Officer



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